                                                                      EXHIBIT 16

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

PORTFOLIO:     PNC MANAGED INCOME

FORMULA:       P(1+T)to the power of n =ERV

WHERE:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).

PERIOD                              DATES       ENDING      AVERAGE              *FORMULA
                                   COVERED    REDEEMABLE  ANNUAL RATE
                                                VALUE      OF RETURN
--------------------------------------------------------------------------------------------------

1 Year                              10/01/90   $1,095.46         9.55%  @RATE(1,095.46,1,000,1.00)
                to                  09/30/91

FROM FUND                           11/01/89   $1,137.54         6.96%  @RATE(1,137.54,1,000,1.92)
 INCEPTION**    to                  09/30/91

       ** Period =               1.92 Years

                * LOTUS 123 @RATE function:

                                 @RATE(fv,pv,term)      The periodic interest rate
                                                        necessary for present value
                                                        "pv", to grow to future value
                                                        "fv", over the number of
                                                        compounding periods in "term".
                        fv to the power of 1 divided by n
                        --                                =1
                        pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

PORTFOLIO:     TAX-FREE INCOME

FORMULA:       P(1+T)to the power of n =ERV

WHERE:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).

PERIOD                              DATES       ENDING      AVERAGE              *FORMULA
                                   COVERED    REDEEMABLE  ANNUAL RATE
                                                VALUE      OF RETURN
--------------------------------------------------------------------------------------------------
1 Year                              10/01/90   $1,063.59         6.36%  @RATE(1,063.59,1,000,1.00)
                to                  09/30/91

FROM FUND                           05/14/90   $1,078.89         5.64%  @RATE(1,078.89,1,000,1.38)
 INCEPTION**    to                  09/30/91

       ** Period =                1.38 Years

                * LOTUS 123 @RATE function:

                        @RATE(fv,pv,term)       The periodic interest rate
                                                necessary for present value
                                                "pv", to grow to future value
                                                "fv", over the number of
                                                compounding periods in "term".

                        fv to the power of 1 divided by n
                        --                                =1
                        pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

PORTFOLIO:     PNC GROWTH EQUITY

FORMULA:       P(1+T)to the power of n =ERV

WHERE:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).

PERIOD                              DATES       ENDING      AVERAGE              *FORMULA
                                   COVERED    REDEEMABLE  ANNUAL RATE
                                                VALUE      OF RETURN
--------------------------------------------------------------------------------------------------
1 Year                              10/01/90   $1,140.60        14.06%  @RATE(1,140.60,1,000,1.00)
                to                  09/30/91

FROM FUND                           11/01/89   $1,145.29         7.34%  @RATE(1,145.29,1,000,1.92)
 INCEPTION**    to                  09/30/91

       ** Period =                1.92 Years

                * LOTUS 123 @RATE function:

                        @RATE(fv,pv,term)       The periodic interest rate
                                                necessary for present value
                                                "pv", to grow to future value
                                                "fv", over the number of
                                                compounding periods in "term".

                        fv to the power of 1 divided by n
                        --                                = 1
                        pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

PORTFOLIO:     PNC BALANCED

FORMULA:       P(1+T)to the power of n =ERV

WHERE:        P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).

PERIOD                              DATES       ENDING      AVERAGE              *FORMULA
                                   COVERED    REDEEMABLE  ANNUAL RATE
                                                VALUE      OF RETURN
--------------------------------------------------------------------------------------------------
1 Year                              10/01/90   $1,184.63        18.46%  @RATE(1,184.63,1,000,1.00)
                to                  09/30/91

FROM FUND                           05/14/90   $1,094.24         6.73%  @RATE(1,094.24,1,000,1.38)
 INCEPTION**    to                  09/30/91

       ** Period =                1.38 Years

                * LOTUS 123 @RATE function:

                        @RATE(fv,pv,term)       The periodic interest rate
                                                necessary for present value
                                                "pv", to grow to future value
                                                "fv", over the number of
                                                compounding periods in "term".

                        fv to the power of 1 divided by n
                        --                                = 1
                        pv

THE PNC* FUNDS
CALCULATION OF YIELDS ON MONEY MARKET PORTFOLIOS
AS OF SEPTEMBER, 1991

                                                                                  GOVERNMENT       TAX-FREE
                                                                 MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                 ------------    ------------    ------------
Total Dividends for 7 Day Period..............................  $  .001011331   $  .001018633   $  .000821078
Dividend by Number of Days in Period..........................              7               7               7
Multiplied by: Number of Days in Year.........................            365             365             365
Dividend by Offering Price per Share..........................  $        1.00   $        1.00   $        1.00
                                                                -------------   -------------   -------------
7 Day Yield...................................................           5.27%           5.32%           4.28%
                                                                =============   =============   =============
7 Day Yield...................................................           5.27%           5.32%           4.28%
Dividend by Number of 7 Day Period in Year....................      52.142857       52.142857       52.142857
Plus 1........................................................              1               1               1
                                                                -------------   -------------   -------------
                                                                    1.0010107       1.0010203       1.0008208
Raised to the Power of the Number of 7 Day Periods in a Year..      52.142857       52.142857       52.142857
                                                                -------------   -------------   -------------
                                                                      1.05407        1.054613        1.043210
                                                                -------------   -------------   -------------
Effective 7 Day Yield.........................................           5.41%           5.46%           4.37%
                                                                         ====            ====            ====